PIONEER
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GROWTH SHARES


Prospectus

March 1, 2003

Class R Shares


Contents
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
Basic information about the fund ..............  1
Management ....................................  8
Buying, exchanging and selling shares ......... 10
Dividends, capital gains and taxes ............ 26
Financial highlights .......................... 27

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[PIONEER INVESTMENTS LOGO]

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An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Contact your investment professional to discuss how the fund fits into your portfolio.
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

Basic information about the fund



Investment objective

Appreciation of capital.


Principal investment strategies

The fund invests primarily in equity securities of U.S. issuers. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings and revenue growth. To select growth stocks, Pioneer Investment Management, Inc., the fund's investment adviser, employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
o Market leadership in a company's primary products and services
o Companies expected to benefit from long-term trends in the economy and society
o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


Principal risks of investing in the fund

Even though the fund seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:
o The stock market goes down (this risk may be greater in the short term)
o Growth stocks fall out of favor with investors
o The fund's investments do not have the growth potential originally expected

Basic information about the fund



The fund's past performance

The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

Since Class R shares have not yet commenced operations and do not have a performance record, the annual return and average annual total return information shown below is for the fund's Class A shares. The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance

The chart shows the performance of the fund's Class A shares for each of the past 10 calendar years.

Class R shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. You do not pay a sales charge on purchases of Class R shares, but will pay a contingent deferred sales charge if you sell your shares within 18 months of purchase, unless you qualify for a waiver. Class R shares have higher expenses than Class A shares, including higher distribution fees than Class A shares and an administrative service fee, which would have reduced performance.

The highest calendar quarterly return was 24.06% (3/31/97 to 6/30/97)

The lowest calendar quarterly return was -20.20% (3/31/02 to 6/30/02)


Annual return Class A shares
(Year ended December 31)


[TABULAR REPRESENTATION OF BAR CHART]

'93         8.52
'94        -2.60
'95        29.82
'96        26.95
'97        43.78
'98        33.54
'99         7.40
'00        -9.57
'01       -19.23
'02       -34.89

Comparison with the Russell 1000 Index, the S&P 500/Barra Growth Index and the Russell 1000 Growth Index

The table shows the average annual total returns for Class A shares of the fund over time and compares these returns to the returns of the Russell 1000 Index, the S&P 500/Barra Growth Index and the Russell 1000 Growth Index. The Russell 1000 Index is a widely recognized measure of the performance of the 1,000 largest stocks, based on capitalization, in the Russell 3000 Index. The S&P 500/Barra Growth Index is made up of those stocks contained within the S&P 500 Index that have higher price-to-book ratios. The Russell 1000 Growth Index is made up of those stocks contained within the Russell 1000 Index also having higher price-to-book ratios. Pioneer believes the Russell 1000 Growth Index is more representative of the fund's holdings than the S&P 500/Barra Growth Index and will compare its performance to the Russell 1000 Growth Index in the future. Unlike the fund, the indices are not managed and do not incur expenses. The table:
o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2002)

                                                                                   Since    Inception
                                           1 Year     5 Years     10 Years     Inception         Date
-----------------------------------------------------------------------------------------------------
Class A
Return before taxes                        -38.64       -8.46         4.88          7.28      5/17/68
-----------------------------------------------------------------------------------------------------
Return after taxes
on distributions                           -38.64       -9.33         2.49          5.07
-----------------------------------------------------------------------------------------------------
Return after taxes
on distributions
and sale of shares                         -23.73       -6.14         3.36          5.08
-----------------------------------------------------------------------------------------------------
Russell 1000 Index
(reflects no deduction for taxes)          -21.65       -0.58         9.19         13.13*          --
-----------------------------------------------------------------------------------------------------
Russell 1000 Growth Index
(reflects no deduction for taxes)          -27.88       -3.84         6.70         11.84*          --
-----------------------------------------------------------------------------------------------------
S&P 500/Barra Growth Index
(reflects no deduction for taxes)          -23.59       -1.08         8.79         12.19*          --
-----------------------------------------------------------------------------------------------------

* Russell index return information is not available for periods prior to December 1978. S&P 500/Barra Growth Index information is not available for periods prior to December 1974.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Basic information about the fund



Fees and expenses

These are the estimated fees and expenses, based on the fund's latest fiscal year, you may pay if you invest in the fund.

Shareowner fees
paid directly from your investment                                          Class R
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
Total maximum sales charge (load) when you buy shares as a percentage
of offering price                                                              None
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Maximum deferred sales charge (load) as a percentage of offering price or
the amount you receive when you sell shares, whichever is less                   1%
-----------------------------------------------------------------------------------

Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                                 Class R
-----------------------------------------------------------------------------------
Management Fee(1)                                                             0.56%
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Distribution (12b-1) Fee                                                      0.50%
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Other Expenses                                                                0.62%
Total Annual Fund Operating Expenses                                          1.68%
-----------------------------------------------------------------------------------

(1) The fund pays a management fee that ranges from 0.525% to 0.80% of average daily net assets based on its performance and the size of the fund. See "Management."


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                    If you sell your shares               If you do not sell your shares
            ---------------------------------------   ---------------------------------------
                                   Number of years you own your shares
            ---------------------------------------------------------------------------------
                  1         3         5          10         1         3         5          10
            ---------------------------------------------------------------------------------
Class R        $271      $530      $913      $1,987      $171      $530      $913      $1,987

Non-principal investment strategies and related risks

As discussed, the fund invests primarily in equity securities of U.S. issuers.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


More on principal investments

The fund may invest up to 25% of its total assets in real estate investment trusts. Real estate investment trusts are companies that invest primarily in real estate or real estate related loans. Investing in real estate investment trusts involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by real estate investment trusts in which it invests.


Investments other than U.S. equity securities

The fund may invest up to 30% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect the securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return


The fund may invest the balance of its assets in debt securities of U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities. The fund invests in debt securities when Pioneer believes they are

Basic information about the fund



consistent with the fund's investment objective, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Cash management and temporary investments

Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets (normally not more than 10% of assets) in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading

The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.


Derivatives

The fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities

o To increase the fund's return as a non-hedging strategy that may be considered speculative
Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.


Portfolio turnover

The fund's annual portfolio turnover rate has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the fund and its shareholders and may increase your tax liability if these transactions result in income or gains. See "Financial highlights" for actual annual turnover rates.

Management



Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2002, assets under management were approximately $108 billion worldwide, including over $22 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Eric J. Weigel. Mr. Weigel is supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Weigel and the team draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Weigel, a senior vice president, joined Pioneer in 1998 and has been an investment professional since 1989. Prior to joining Pioneer, Mr. Weigel was head of global asset allocation and portfolio manager at Chancellor LGT Asset Management from 1994 to 1997.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises Mr. Weigel and the domestic equity team. Mr. Carey joined Pioneer as an analyst in 1979.


Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's fee varies based on:
o The fund's assets; Pioneer earns an annual basic fee equal to 0.70% of the fund's average daily net assets up to $500 million, 0.65% of the next $500 million and 0.625% on assets over $1 billion.
o The investment performance of the fund compared to the Russell 1000 Index.

The basic fee can increase or decrease by a maximum of 0.10%, depending on the performance of the fund's Class A shares relative to the index. The performance comparison is made for a rolling 36-month period.

Pioneer's fee increases or decreases depending upon whether the fund's performance is up and down more or less than that of the index. Each percentage point of difference between the performance of the Class A shares and the index (to a maximum of +/-10) is multiplied by a performance rate adjustment of 0.01%. As a result, the maximum annualized rate adjustment is +/-0.10%.

This performance comparison is made at the end of each month. An appropriate percentage of this rate (based on the number of days in the current month) is then applied to the fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the basic fee.


Distributor and transfer agent

Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Buying, exchanging and selling shares



Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. The fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

You buy or sell Class R shares at the share price. When you sell Class R shares within eighteen months of purchase, you will pay a contingent deferred sales charge of 1%, unless you qualify for a waiver.

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Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------


Eligible Class R share investors

Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRA rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Other classes of shares of the fund may be offered through one or more separate prospectuses. Eligible Class R share investors are also eligible to purchase these other classes. However, plan participants may only purchase classes of shares that are available through the plan. Each class has different sales charges and expenses.

Your investment professional can help you determine which class is appropriate. You should ask your investment professional if you qualify for a waiver of sales charges on another class. If you do qualify, another class of shares may be more appropriate for you. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for the plan. Your investment firm may receive different compensation depending upon which class is chosen.


Distribution and service plans

The fund has adopted a distribution plan for Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Class R distribution plan, the fund pays distribution fees of 0.50% of average daily net assets attributable to Class R shares to the distributor. The distributor uses this fee, among other things, to compensate broker-dealers who engage in or support the distribution of the fund's Class R shares. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

The fund has also adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.

The distributor or its affiliates may make payments out of their own resources to dealers and other persons who distribute Class R shares. Such payments may be based upon the value of Class R shares sold. The distributor may impose conditions on the payment of such fees.


Sales charges

You buy Class R shares at net asset value per share without paying an initial sales charge. However, if you sell your Class R shares within eighteen months of purchase, you will pay the distributor a contingent deferred sales charge unless you qualify for a waiver. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or distributions.

Buying, exchanging and selling shares


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Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------


Waiver or reduction of contingent deferred sales charges (CDSC)

The distributor may waive or reduce the CDSC for Class R shares that are subject to a CDSC if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
o The distribution is from a Rollover IRA or employer-sponsored plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code and one of the following applies:
  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in Class R shares, which will be subject to the CDSC of the shares originally held;
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is:
  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue
    Code;
  - Due to retirement or termination of employment;

  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class R shares so that you pay the lowest possible
CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have purchased most recently
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges (CDSC)"
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Information for Plan Participants

Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareowner services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the fund.

The fund allows you to exchange your Class R shares for Class R shares of another Pioneer fund that is available through your plan. Exchanges are made at net asset value without charging you a contingent deferred sales charge at the time of the exchange. Exchanges and sales directed by participants generally are not subject to a CDSC.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. Other Pioneer funds may not be available in certain retirement plans.

Buying, exchanging and selling shares



--------------------------------------------------------------------------------
Information for Plan Sponsors and Administrators


Opening an account

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any investment firm or plan administrator authorized to sell the fund's shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Retirement Plans Department at 1-800-622-0176.

If the retirement plan invests in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to an investment in the fund, and the investment professional or intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Minimum investment amounts

There is no minimum initial amount for Class R share investments.


Account options

Use an account application to select options and privileges for accounts opened on behalf of the retirement plan. A retirement plan can change the selection of account options available to the plan and its participants at any time by sending a completed account options form to the transfer agent. Plan sponsors may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:


Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Share price

Orders to purchase, exchange or sell Class R shares must be received in good order by the transfer agent or by a broker-dealer authorized to accept orders as an agent of the fund by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) in order to purchase, exchange or sell shares at the price determined on that day.

If the plan or a participant in the plan places an order through a plan administrator or broker-dealer authorized to accept orders as an agent of the fund, the order must be placed before the close of regular trading on the New York Stock Exchange and the plan administrator or broker-dealer must submit the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time) for the plan's or participant's share price to be determined at the close of regular trading on the date the order is received. The plan administrator or broker-dealer is responsible for transmitting the order to the distributor. In all other cases except as described below for wire transfers, share price will be calculated at the next close of the New York Stock Exchange after the distributor receives the order.

--------------------------------------------------------------------------------
Good order means that:
o The plan or its agents have provided adequate instructions
o There are no outstanding claims against the account
o There are no transaction limitations on the account
o The plan or its agent's request includes a signature guarantee if the plan:
  - Is selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed its account registration or address within the last 30 days
  - Instructs the transfer agent to mail the check to an address different from the one on the account
  - Wants the check paid to someone other than the account owner(s)
  - Is transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------


Buying

Plans and their participants can buy Class R shares at net asset value per share. The distributor may reject any order until it has confirmed the order in writing and received payment.

Normally, the plan's investment firm will send a purchase request to the fund's transfer agent. Consult the plan's investment professional for more information. The investment firm may receive a commission from the distributor for purchase of fund shares by the plan or plan participants. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.


Exchanging

The fund allows plans and plan participants to exchange Class R shares at net asset value without charging a contingent deferred sales charge at the time of the exchange. Shares acquired as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares originally purchased. When the plan ultimately sells the shares, the date of original purchase will determine any contingent deferred sales charge.

Buying, exchanging and selling shares



Selling

Class R shares will be sold at net asset value per share next calculated after the fund receives a request in good order.

If the shares being sold are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send any sale proceeds to the plan's custodian by check, bank wire or electronic funds transfer. Normally, sales proceeds will be paid within seven days. If the plan recently purchased the shares being sold, the fund may delay payment of the sale proceeds until the check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, the plan must submit its request in writing.



--------------------------------------------------------------------------------
Information for IRA Rollover Accounts


Opening your account

IRA Rollover Accounts may be eligible to open an account and purchase Class R shares by contacting any investment firm authorized to sell the fund's shares. You can obtain an application from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176. You may also open your Class R share account by completing an account application and sending it to the transfer agent by mail or by fax.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. In addition, the options and services available to you may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Minimum investment amounts

There is no minimum initial amount for Class R share investments.


Account options

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Share price

Orders to purchase, exchange or sell Class R shares must be received in good order by the transfer agent or by a broker-dealer authorized to accept orders as an agent of the fund by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) in order to purchase, exchange or sell shares at the price determined on that day.

If you place your order through a broker-dealer authorized to accept orders as an agent for the fund, you must place the order before the close of regular trading on the New York Stock Exchange and your broker-dealer must submit the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time) for your share price to be determined at the close of regular trading on the date your order is received. Your broker-dealer is responsible for transmitting your order to the distributor. In all other cases except as described below for wire transfers, your share price will be calculated at the next close of the New York Stock Exchange after the distributor receives your order.

--------------------------------------------------------------------------------
Good order means that:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account
  - Want the check paid to someone other than the account owner(s)
  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------


Buying

You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you are an eligible investor and do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy Class R shares at net asset value per share. The distributor may reject any order until it has confirmed the order in writing and received payment.

Buying, exchanging and selling shares



Normally, your investment firm will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.


Exchanging

You may exchange Class R shares for the Class R shares of another Pioneer mutual fund.

The fund allows you to exchange your Class R shares at net asset value without charging you a contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. Other Pioneer funds may not be available in certain retirement plans.

--------------------------------------------------------------------------------
Exchange privilege
You may make up to four exchange redemptions of $25,000 or more per account per calendar year. See "Shareowner account policies."
--------------------------------------------------------------------------------

You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging


By phone

After you establish an eligible fund account, you can exchange fund shares by phone if:

o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information


Selling

Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, you must submit your request in writing.

You generally may sell fund shares by phone only if your account is an IRA (tax penalties may apply). You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Sales may be taxable transactions to shareowners.

--------------------------------------------------------------------------------
You may incur taxes or tax penalties if the proceeds are sent directly to the beneficiary of the IRA.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares



Account options

See the account application form for more details on each of the following options.


Automatic exchanges

You can automatically exchange your fund shares for Class R shares of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange unless you are exempt from tax.


Distribution options

The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500. If you are under 59 1/2, tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.


Directed dividends

If you are over the age of 59 1/2, you can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer Value Fund). You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


Systematic withdrawal plans

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class R share account (valued at the time the plan is implemented)
The above limits are waived for required minimum distributions from your IRA Rollover account.

Systematic sales of fund shares may be taxable transactions unless you are exempt from tax.


Direct deposit

If you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


--------------------------------------------------------------------------------
Information for all shareowners


Shareowner services

For plan participants, shareowner services may only be available through the plan administrator and may be different than those described in this prospectus. Participants should contact the appropriate plan administrator for information regarding the administration of participants' investments in the fund.


Pioneer website

www.pioneerfunds.com

The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Current account information if your shares are registered in your own name and not the name of your plan or other intermediary
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice


FactFone(SM) 1-800-225-4321

You can use FactFone(SM) to:
o Obtain current information on your Pioneer IRA Rollover accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Request account statements

Buying, exchanging and selling shares



If your account is registered in the name of an employer-sponsored retirement plan, broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.


Confirmation statements

The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. Plans and IRA Rollover Accounts will be sent confirmation statements showing the details of your transactions as they occur.


Tax information for IRA Rollovers

In January following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.


Privacy

The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice accompanies this prospectus. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.


Shareowner account policies

Signature guarantees and other requirements

Plans and IRA Rollover Accounts are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


In kind purchases

Pioneer may accept securities to purchase shares of the fund in lieu of cash provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Minimum account size for IRA Rollovers

The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold.


Telephone access

You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing. Plan participants are not eligible for telephone transactions directly with Pioneer.


Share certificates

The fund does not offer share certificates. Shares are electronically recorded.


Excessive trading

The fund discourages excessive and/or short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. These practices consist of:
o selling shares purchased within the preceding 90 days;
o two or more purchases and redemptions in any 90-day period; or
o any other series of transactions indicative of a timing pattern.

If we identify an account that engages in such activity, the fund and the distributor reserve the right to refuse or restrict any purchase order (including exchanges) for that account and other accounts under common ownership or control.


Other policies

The fund and the distributor reserve the right to:
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Buying, exchanging and selling shares



The fund reserves the right to:
o stop offering Class R shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

How to contact us



By phone

For information or to request a telephone transaction between 8:00 a.m. and 9:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997


By mail

Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


By fax

Fax your exchange and sale requests to:
1-800-225-4240

Dividends, capital gains and taxes



Dividends and capital gains

The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.


Taxes

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You must provide your social security number or other taxpayer identification number to the fund along with any certifications required by the Internal Revenue Service when you open an account.

You should ask your tax adviser about any federal, state, local and foreign tax considerations.

Financial highlights



The financial highlights table helps you understand the fund's financial performance.

The table below helps you understand the financial results of the Class A shares of the fund. Class A share information is presented because Class R shares are a newly offered class of shares with no operating history. Class R shares will have different performance and different annual operating expenses.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in Class A shares of the fund (assuming reinvestment of all dividends and distributions).

When the fund issued its December 31, 2001 annual report, Arthur Andersen LLP was the independent accountant for the fund. Arthur Andersen has not consented to be named in the registration statement relating to this prospectus and the fund has omitted Arthur Andersen's consent under applicable rules of the Securities and Exchange Commission because the fund had not already obtained a consent and after reasonable efforts has been unable to do so. The consequences are as follows. Under the Securities Act of 1933, as amended (1933 Act), in general, investors acquiring registered securities may sue an accountant that consented to be named in the registration statement for any material misstatement, any materially misleading statement or any omission of a required material fact with respect to the part of the registration statement certified by the accountant. However, in this case, because the consent of Arthur Andersen has not and cannot be obtained, fund shareholders may be unable to bring an action under the 1933 Act against Arthur Andersen with respect to the statement of changes in net assets for the year ended December 31, 2001 and the financial highlights of the fund audited by Arthur Andersen and incorporated by reference into the fund's registration statement. In any event, shareholders will not have the benefit of claiming that those financial statements were included with the consent of Arthur Andersen.

Financial highlights



Pioneer Growth Shares


Class A shares

                                     For the
                                   six months
                                      ended                                   For the year ended
                                  June 30, 2002                                  December 31
                                -------------------------------------------------------------------------------------------
                                   (unaudited)         2001           2000            1999            1998          1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period              $  13.90         $  17.21      $    20.16      $    20.34      $    16.35    $   11.71
                                -------------------------------------------------------------------------------------------
Increase (decrease) from
  investment operations:
Net investment income
  (loss)                           $   0.01         $  (0.04)     $    (0.09)     $    (0.09)     $    (0.03)   $   (0.03)
Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts                   (3.60)           (3.27)          (1.81)           1.59            5.40         5.16
                                -------------------------------------------------------------------------------------------
Net increase (decrease)
  from investment
  operations                       $  (3.59)        $  (3.31)     $    (1.90)     $     1.50      $     5.37    $    5.13
Distributions to
  shareholders:
Net realized gain                        --               --           (1.05)          (1.68)          (1.38)       (0.49)
                                -------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value               $  (3.59)        $  (3.31)     $    (2.95)     $    (0.18)     $     3.99    $    4.64
                                -------------------------------------------------------------------------------------------
Net asset value,
  end of period                    $  10.31         $  13.90      $    17.21      $    20.16      $    20.34    $   16.35
                                -------------------------------------------------------------------------------------------
Total return*                        (25.83)%         (19.23)%         (9.57)%          7.40%          33.54%       43.78%
Ratios/Supplemental Data
Ratio of net expenses to
  average net assets+                  1.31%**          1.18%           1.22%           1.02%           0.95%        0.99%
Ratio of net investment
  income (loss) to average
  net assets+                         (0.32)%**        (0.29)%         (0.60)%         (0.41)%         (0.18)%     ( 0.25)%
Portfolio turnover rate                 119%**           111%             58%             48%             30%          28%
Net assets, end of period
  (in thousands)                   $558.266         $836,149      $1,197,025      $1,935,072      $1,408,252    $ 567,126
Ratios assuming reduction
  for fees paid indirectly:
Net expenses                           1.30%**          1.16%           1.19%           1.00%           0.93%        0.97%
Net investment income
  (loss)                              (0.31)%**        (0.27)%         (0.57)%         (0.39)%         (0.16)%      (0.23)%
---------------------------------------------------------------------------------------------------------------------------

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.
** Annualized.

                            This page for your notes.

Pioneer
Growth Shares

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-888-294-4480.


Shareowner reports

Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


Visit our website
www.pioneerfunds.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-10105)



[PIONEER INVESTMENTS LOGO]
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   13004-00-0203
                                        (C) 2003 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC